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                                                                   EXHIBIT 10(i)


                                AMENDMENT NO. 1

                                       TO

                     CHATTEL MORTGAGE AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 1 TO CHATTEL MORTGAGE AND SECURITY AGREEMENT (the

"Amendment"), dated as of February 28, 1996, is made by HAWAIIAN AIRLINES, INC.,
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a Hawaii corporation (the "Grantor"), as debtor, in favor of American Airlines,
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Inc. ("American"), a Delaware corporation, as collateral agent (the "Secured
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Party").
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     WHEREAS, Secured Party and Grantor have heretofore entered into that certain Chattel Mortgage and Security Agreement, dated as of January 31, 1996 (the "Mortgage"), defined terms used herein as therein defined); and
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     WHEREAS, the Mortgage was recorded with the Federal Aviation Administration
(the "FAA") on __________,as Conveyance No.____________; and

     WHEREAS, Secured Party and Grantor have agreed to amend certain terms of the Mortgage as noted herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Mortgage, the Secured Party and Grantor hereby amend the Mortgage as follows:

          SECTION 1.  AMENDMENTS.
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     1.1  Effective as of January 31,1996, Section 1.1 of the Mortgage is
amended by deleting the definition of "Tangible Net Worth" and adding the following definition:

     "Net Worth" means Grantor's shareholder's equity determined according to
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     GAAP.

     1.2 Effective as of January 31,1996, Section 4.12 (b) is rewritten in its entirety as follows:

     "(B) As of the end of each fiscal year, based on the audited financial statements of Grantor for such fiscal year, Grantor shall have a Net Worth of not less than $20,000,000."

          SECTION 2.  MISCELLANEOUS.
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     2.1.  Except as set forth herein, all terms and provisions contained in the
Mortgage shall remain in full force and effect.

     2.2 This Amendment is being delivered in the State of New York and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
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     2.3  This Amendment may be executed in several counterparts, each fully-
executed counterparts all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.


     IN WITNESS WHEREOF, Secured Party and Grantor have caused this Amendment to be duly executed and delivered as of the date and year first above written.

                                 AMERICAN AIRLINES, INC.


                                 By: /s/ JEFFREY M. JACKSON
                                     ---------------------------
                                     Jeffrey M. Jackson
                                     Vice President - Corporate
                                     Development and Treasurer

                                 HAWAIIAN AIRLINES, INC.

                                 By: /s/ BRUCE R. NOBLES
                                     ---------------------------
                                     Bruce R. Nobles
                                     President and Chief Executive Officer

                                 By: /s/ RAE A. CAPPS
                                     ---------------------------
                                     Rae A. Capps
                                     Vice President, General Counsel
                                      and Corporate Secretary


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